Exhibit 10.1

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

THIS FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), dated as of April 20, 2017, is entered into by and among (a) Nuverra Environmental Solutions, Inc. (“Nuverra”) and Heckmann Water Resources Corporation, Heckmann Water Resources (CVR) Inc., 1960 Well Services, LLC, HEK Water Solutions, LLC, Appalachian Water Services, LLC, Badlands Power Fuels, LLC (a Delaware limited liability company), Badlands Power Fuels LLC (a North Dakota limited liability company), Landtech Enterprises, L.L.C., Badlands Leasing, LLC, Ideal Oilfield Disposal, LLC, Nuverra Total Solutions, LLC, NES Water Solutions, LLC and Heckmann Woods Cross, LLC (such entities, together with Nuverra, the “Company”); and (b) the undersigned holders of the 2021 Notes (together with their respective successors and permitted assigns under this Agreement, collectively, the “Supporting Noteholders”). The Company and the Supporting Noteholders are referred to herein as the “Parties”. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Restructuring Support Agreement (as defined below).

RECITALS

WHEREAS, the Parties are party to that certain Restructuring Support Agreement, dated as of April 9, 2017 (the “Restructuring Support Agreement”), and desire to amend the Restructuring Support Agreement as set forth in this Amendment;

WHEREAS, pursuant to Section 9 of the Restructuring Support Agreement, the Parties may modify, amend or supplement the Restructuring Support Agreement with a writing signed by all Parties;

NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree to amend the Restructuring Support Agreement as follows:

1. Amendments to the Restructuring Support Agreement.

1.01. Section 6(a)(ii) and Section 6(a)(iii) of the Restructuring Support Agreement are hereby deleted in their entirety and replaced with the following:

(ii) At 11:59 p.m. prevailing Eastern Time on April 28, 2017 unless the Company, either directly, or through their designated voting agent, have commenced the Solicitation.

(iii) At 11:59 p.m. prevailing Eastern Time on May 1, 2017 unless the Company commenced the Chapter 11 Cases and filed the Nuverra Plan and Disclosure Statement.

2. Ratification. Except as specifically provided for in this Amendment, no changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Restructuring Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.

3. Effect of Amendment. This Amendment shall be effective on the date on which the Company has received all signature pages of the Parties hereto. Following the effective date of this Amendment, whenever the Restructuring Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Restructuring Support Agreement as amended by this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

By:	/s/ Joseph M. Crabb
Name:	Joseph M. Crabb
Title:	Executive Vice President

Nuverra Environmental Solutions, Inc.
Appalachian Water Services, LLC
Badlands Leasing, LLC
Badlands Power Fuels, LLC (DE)
Badlands Power Fuels, LLC (ND)
Heckmann Water Resources Corporation
Heckmann Water Resources (CVR) Inc.
Heckmann Woods Cross, LLC
HEK Water Solutions, LLC
Ideal Oilfield Disposal, LLC
Landtech Enterprises, L.L.C.
NES Water Solutions, LLC
Nuverra Total Solutions, LLC
1960 Well Services, LLC

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.,
As agent and attorney-in-fact for each of the foregoing entities

By:	/s/ Joseph M. Crabb
Name:	Joseph M. Crabb
Title:	Vice President

STRICTLY CONFIDENTIAL

[SUPPORTING NOTEHOLDER]

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